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                                                                   EXHIBIT 10.14

                  AMENDMENT NO. 1 TO AGREEMENT AMONG EMPLOYERS
                    PARTICIPATING IN CERTAIN QUALIFIED PLANS

         This Amendment is made this 17th day of December, 1993, by Tasty Baking Company ("TBC") and Phillips & Jacobs, Incorporated ("P&J").

                              W I T N E S S E T H:

         WHEREAS, TBC and P&J entered into an Agreement Among Employers Participating in Certain Qualified Plans, dated June 18, 1993, (the "Agreement") to provide for the effective and efficient operation and administration of the Tasty Baking Company Pension Plan, and the termination of P&J's participation in the Plan under certain circumstances, and for the termination of P&J's participation in the Tasty Baking Company Thrift Plan ("Thrift Plan") and the Tasty Baking Company Employee Stock Ownership Plan ("ESOP"); and

         WHEREAS, the Agreement provides that P&J shall no longer be entitled to participate in the ESOP after the effective date of the spin-off of the stock of P&J to the shareholders of TBC; and

         WHEREAS, TBC and P&J desire to amend the Agreement to permit P&J to be a participating employer in the ESOP through the end of the current plan year of the ESOP.

         NOW, THEREFORE, for good and valuable consideration, intending to be legally bound, the Agreement is amended effective as of the effective date as defined in the Agreement as follows:

         The first sentence of Section 8(a) of the Agreement is amended to read as follows:

         "The parties agree that P&J shall continue to be a participating employer in the Thrift Plan and the ESOP until January 1, 1994 and that employees of P&J who were participants in the Thrift Plan and ESOP as of the effective date of the spin-off of the stock of P&J to the shareholders of TBC shall continue to be eligible to participate in the ESOP and Thrift Plan until January 1, 1994."

         IN WITNESS WHEREOF, TBC and P&J have caused this Amendment to be executed by their duly authorized officers as of the date and year first written above.

ATTEST:                                      TASTY BAKING COMPANY

/s/ Elizabeth H. Gemmill                     By:/s/ Carl S. Watts
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                                             Carl S. Watts, President

ATTEST:                                      PHILLIPS & JACOBS, INCORPORATED

/s/ William A. DeMarco                       By:/s/ James F. Mullan
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                                             James F. Mullan, President